1. Operating context	12 Months Ended
Dec. 31, 2020
Operating Context
Operating context
1.	Operating context

Gol Linhas Aéreas Inteligentes S.A. (“Company” or “GOL”) is a limited liability company incorporated on March 12, 2004 under Brazilian laws. The Company’s bylaws states that the corporate purpose is exercising the equity control of GOL Linhas Aéreas S.A. (“GLA”), through subsidiaries or affiliated companies, as well as exploring:

•	regular and non-regular flight transportation services of passengers, cargo and mailbags, domestically or internationally, as per the concessions granted by the authorities;

•	complementary activities related to flight transportation services by chartering of passengers, cargo and mailbags;

•	services to maintain and repair its own or third-party’s aircraft, engines and parts;

•	aircraft hangar services;

•	services to manage aprons and runways, contract crew members and clean aircraft;

•	development of other activities related or supplementary to flight transportation and other above-mentioned activities;

•	development of loyalty programs; and

•	interest in the capital of other companies as a partner or shareholder.

The Company’s shares are traded on B3 S.A. - Brasil, Bolsa, Balcão (“B3”) and on the New York Stock Exchange (“NYSE”) under the ticker GOLL4 and GOL, respectively. The Company adopts B3’s Special Corporate Governance Practices Level 2 and is part of the Special Corporate Governance (“IGC”) and Special Tag Along (“ITAG”) indexes, created to distinguish companies that commit to special corporate governance practices.

The Company’s official headquarters are located at Praça Comandante Linneu Gomes, s/n, portaria 3, prédio 24, Jardim Aeroporto, São Paulo, Brazil.

1.1.	Measures taken by Management regarding COVID-19 and the gradual resumption of demand

The pandemic sparked by COVID-19, considered by the World Health Organization as a “public health emergency of international interest”, spread rapidly across the world, leading to unprecedented disruptions in the global economic activity.

Such crisis affected the macroeconomic environment, considering the uncertainties from public health, political and economic issues. As disclosed by the Brazilian Institute of Geography and Statistics (IBGE), in 2020, the Gross Domestic Product (GDP) decreased 4.1% when compared to 2019.

Among the measures taken in the country, which reduced the infection speed of the disease, are the recommendation of social distancing, restrictions and recommendations to reduce commute and closing the borders. Therefore, the airline industry was one of the first and most affected in its operations and profitability.

Since the beginning of the pandemic, GOL has had consistent occupancy rates close to 80%, through the readjustment of its flight network, mainly in the second and third quarters of 2020 when there was a significant reduction in daily flights, which, in addition to cost control and cash preservation measures implemented, have allowed the Company to be well positioned for the resumption of demand.

The flexible business model based on a single type of fleet has historically allowed the Company to reach the lowest operating costs and to manage the fleet's capacity to keep pace with the Brazilian GDP and passenger demand. This flexibility was key in the first half of 2020 to meet the more than 90% drop in passenger demand due to government measures to control the spread of the COVID-19 pandemic.

In 4Q 2020 the Company reached a 46% increase in consolidated gross sales, compared to 3Q 2020, particularly concentrated in leisure travel in domestic market, being the Company’s main area of activity. In the same period, GOL’s daily sales exceeded R$30 million, which represents over 80% of pre-pandemic sales levels. As for transportations carried out, on certain dates in December, GOL transported around 88,000 clients in a single day, equivalent to around 67% of the total recorded in the same day in 2019.

In 2020, the Company rebalanced amortization for the loans and financing schedule, with significant loans maturities until 2024, and the issue of Secured Notes 2026, totaling US$200 million. GOL’s Management fully honored the financial commitments to the global capital market, including the amortization of its 2022 Senior Notes in March, the full payment of interest (coupons) on all its notes. As of December 31, 2020, the Company has a credit rating of “B3” by Moody's and “CCC+” by Fitch.

The Company’s management maintains continuous efforts in cash management in order to hold sufficient resources to fulfill its financial obligations for the upcoming twelve months, however, the scenario remains challenging due to uncertainties related to the pandemic, Brazilian economy recovery and air sector demand. The Company, through its Executive Committee, with the participation of its entire management body, monitors the recovery of the demand and sets financial and operational strategies, besides defining how GOL can support society. Among the measures already taken by management, the following stand out:

1.1.1	Operational readjustment - Flight network

On March 16, 2020, GOL reduced its capacity by 50% to 60% in the domestic market, and by 90% to 95% in the foreign market, to reflect the change in customer demand. The Company adjusted its network from 750 to 50 essential daily flights (essential flight network).

Compared to its essential flight network in April 2020, GOL has reopened 42 bases in Brazil and is now serving 63 bases, resuming operations in all the domestic bases operated in early 2020, with an average of 403 daily flights in 4Q 2020, which represents 54% of the daily frequency YoY. Since April 2020, GOL has not offered scheduled international flights.

With the continuous return of demand in 4Q 2020 and the beginning of the Brazilian summer, GOL expanded the flight offer to the Northeast region and launched four new domestic routes to ensure the most complete and comprehensive flight network to meet the resumption of leisure trips. With this, the Company reached 100% of national destinations operated in high season, compared to those operated in early 2020 (pre-pandemic). GOL's current share in the domestic market is around 40%, representing an increase of two percentage points since the beginning of the pandemic. GOL’s leadership in the domestic market and its network exposure in the Brazilian domestic market will further contribute to operational recovery, deleveraging and sustained competitiveness.

In February 2021, there was a 15% decrease in the search for the Company’s airline tickets, compared to January 2021, with a 28% reduction in the level of sales during this month, due to reduction in demand for travel as a consequence of this accelerated phase of Covid-19 cases in Brazil, customers awaiting vaccination and the beginning of low season. In response to the significant reduction in sales, increase in cancellations and no-shows, GOL’s network was reduced by 4% between the first and fourth weeks of February to adjust its costs to the level of inflows. In March 2021, the Company maintains the reduction plan with operation of around 250 flights per day, placing its operations at approximately 40% of March 2020.

1.1.2	Preserving and strengthening the cash and liquidity position

•	Aircraft and Engine Leases: The Company concluded all its renegotiations with its aircraft leasing partners, which led to a decrease in cash flows from current and future leases, converting part of the fixed monthly payments into variable payments. GOL’s agreements are adjusted to the recovery in demand in 2021 and also represent actual savings in the Company’s unit cost structure.
•	Fuels: Agreements with suppliers to extend payments of the outstanding balance, which were resumed in installments from November 2020 to the end of 2021 and which will allow the Company to postpone the payment of subsequent operations as these installments are settled;
•	Personnel: Through the adoption of MP 936, converted into Law 14020/20, the Company adopted measures to reduce about 50% of payroll expenses and respective charges, reducing the working day, suspending employment agreements, adopting unpaid leave (LNR) and reducing salaries in 50% for employees and in 60% for officers, who were not included in MP 936’s scope.

In June, the Company signed collective bargaining agreements with the National Aeronauts Union and the Airlines Workers Unions. Among the main initiatives of the package of measures with the Unions, we highlight the salary reduction of up to 50% for 12 months and voluntary plans (voluntary dismissal program, retirement, part-time, and unpaid leave). This package of measures came into effect on July 1st, with a term between 12 and 18 months, a period of post-crisis recovery, thus making it possible to manage a gradual growth of costs with the resumption of operations.

In addition, GOL postponed the payment of bonuses related to 2019 and vacation bonuses, besides the non-possibility of prepaying the 13th salary;

•	Investments: Suspension of all non-essential investments, including the interruption of payments as “pre delivery payments (PDPs)” and the reduction of 34 orders for Boeing 737 MAX aircraft scheduled for 2020-2022 (from 129 to 95 future aircraft receipts) considering the Company's purchase orders with Boeing);

•	Engine Maintenance: Renegotiation with suppliers are constantly carried out, in line with the Company's operational needs;

•	Taxes, Contributions, and Social Charges: Postponement of federal tax payments due to measures enacted by the Federal Government;

•	Sales and Advertising: Suspension of advertising expenses, as well as the immediate interruption of projects that are not absolutely essential for the continuity of our operations;

•	Loans and Financing: The Company obtained the support of its main credit partners and renegotiated the extension of terms and rollovers of its loans and financing, as explained in Note 17. Highlight for the postponement of debentures, the waiver obtained for the 2020 covenants and the Secured Notes 2026 issued.

1.1.3	Government and regulators support

•	Preservation of Advance Ticket Sales: Reduction in the level of refunds and cancellations due to measures enacted by the Federal Government that allowed rescheduling trips for up to 18 months;

•	Landing Fees: Change in the payment term for navigation fees and landing fees, which may be paid up to December without fines; and
•	Maintenance of the Brazilian Civil Aviation Agency (ANAC)’s Slots and Qualifications: (i) Bonus for the cancellation of slots by the regularity index, valid until the end of October 2020, in line with a similar decision adopted by other organizations and civil aviation authorities, such as the European Commission and the Federal Aviation Administration (FAA); and (ii) extension for 120 days of the renewal of qualifications due between February and December 2020.

1.1.4	Support to society, employees, and customers

Air passenger transportation is an essential service for society. The Company recognizes the duty to care for its customers and employees and is working with the authorities to help minimize the impact of COVID-19 on the country's population and health services.

Among the main measures, we highlight the adoption of mandatory protective masks, closing of VIP rooms, turning off self-service totems, creation of communication channels regarding the virus, implementation of segmented boarding and adoption of self-boarding without boarding pass handling. Currently, 90% of the processes for traveling with GOL happen without human contact. For its flights, the Company adopted additional cleaning measures according to the new standards issued by ANVISA and international bodies. On December 16, 2020, GOL received the Einstein Certification recognizing the strict Health and Safety protocols followed by the Company.

Regarding Smiles loyalty program, digital channels were also improved by implementing online cancellation self-service, free of charge, available on Smiles Fidelidade website and app, as well as in the online service (chat), for customers who have eligible GOL tickets. The system was developed internally, in record time.

Understanding that there is no set deadline for the end of this crisis and that this will inevitably have an impact on the travel planning of its customers, the Company’s subsidiary Smiles announced the extension of the maturity of the mileage program’s categories. It also chose not to consider the current year as the basis for the requalification of next year's customers, since the downgrade analysis of categories would include miles accumulated from segments flown from January to December 2020. The measure allows the customer to gain more time within his/her category, being able to take advantage of the benefits it offers.

In the social sphere, to contribute and recognize those fighting COVID-19 on the front lines, the Company started to transport health professionals at no charge, in addition to crediting 1,000 Smiles miles to each GOL segment, flown at no cost. In addition, the Company placed itself at the disposal of the country's authorities to transport COVID-19 vaccines at no charge, together with GOLLOG, considering the fleet and the highly capillary network.

Among the measures taken, keeping the integrity and health of the Company's employees is a priority. Since the second half of March 2020, all Company employees with administrative assignments started working from home. Employees are being guided and monitored, uninterruptedly, by the company's leadership and by the People & Culture area that manages human resources.

The Company’s greatest commitment will continue to be people’s integrity and health. Following strictly, as has been done so far, the World Health Organization’s guidelines as a commitment to do everything possible to get through this period of turbulence in the best possible way.

1.1.5	Impacts on the financial statements

As already mentioned, the pandemic’s impacts were immediate and severe for the Company. The main consequence was the reduction in the operational flight network.

The tables below summarize the adjustments made to these financial statements, as well as the details on each of these items and additional disclosures:

		December 31, 2020
Losses with short-term investments	(a)	(65,403)
Derecognition of cash flow hedge – Fuel	(b)	(315,286)
Derecognition of cash flow hedge - Revenues in US$	(c)	(290,345)
Renegotiation of lease agreements – IFRS 16	(d)	19,080
Total		(651,954)

(a)	Even though Management of the Company and its subsidiaries have remained faithful to the Company’s investment policy, the abrupt changes in macroeconomic indicators, including cuts to the SELIC rate made by the Federal Government, led the Company to record unusual losses in its short-term investments in sovereign fixed income funds linked to SELIC, as well as in private credit fixed income funds with a high degree of liquidity and high quality of credit.

(b)	Due to the operations downsizing, the Company derecognized operations designated as cash flow hedges, as a drop is expected in the fuel consumption previously estimated. Accordingly, the Company transferred R$315,286 in the fiscal year ended December 31, 2020 from the “equity valuation adjustment” group in shareholders’ equity to financial results as “derivative losses”.

(c)	Due to the temporary interruption of all international flights, the Company also derecognized hedge accounting transactions used to reduce the volatility of future revenues in foreign currency (hedged object), using lease agreements as hedge instruments. That said, the Company transferred R$418,527 from the “equity valuation adjustment” group in shareholders' equity to financial results as “exchange rate change expenses”.

(d)	The Company signed renegotiations of its aircraft and operating engine lease agreements, with no purchase option, including postponement and deferral of payments, postponement of due dates and changes to the amounts due, which led to an increase in the rights of use in PP&E and lease liabilities of R$176,041 and R$156,961, respectively, resulting in R$19,080.

		December 31, 2020
Balance Sheet – Adjustments		Non-current Liabilities	Other Comprehensive Income
Provision for Post-Employment Benefits	(e)	(24,541)	24,541

(e)	Given the abrupt changes in the macroeconomic scenario, the Company updated the actuarial studies that establish obligations from post-employment benefits, and - mainly due to the drop in the long-term interest rate - the balance related to such obligations was reduced by R$24,541. For further details, see Note 24.

On December 31, 2020, the Company carried out impairment tests on the balance of property, plant and equipment, goodwill and slot rights. No provision for impairment was recorded, see Note 16.

The Company reassessed the estimated realization of deferred tax assets recognized at the parent company and did not identify any need to adjust the balance, as described in Note 12.

1.2.	Capital structure and net working capital

On December 31, 2020, the Company had a deficit attributable to equity holders of the parent company of R$14,407,092 (R$7,676,671 on December 31, 2019). The variation observed in the fiscal year ended December 31, 2020 is mainly due to the devaluation of the Real against the U.S. Dollar of around 28.9%, which negatively affected the loss for the fiscal year due to exchange rate changes of R$3,056,226 and the impacts related to the pandemic on the Company's operations, detailed in the previous note.

The net working capital on December 31, 2020 is negative by R$7,152,865 (negative by R$5,435,223 on December 31, 2019), the variation is mainly due to the lower balance of cash and cash equivalents and accounts receivable, totaling R$982,595 and R$489,831, respectively, due to the drop in operations from the economic crisis caused by the pandemic. Of the negative net working capital as of December 31, 2020, R$3,309,301 refers to advance ticket sales and mileage program, which are expected to be substantially recognized with services provided by the Company.

The operations of the Company are sensitive to changes in the economic scenario and to the volatility of the Real, given that around 95.0% of its indebtedness (loans and financing and leases) are exposed to the U.S. dollar (“US$”) and 36.5% of its costs are also pegged to the U.S. currency, and its ability to adjust the price of fees charged from its customers to recapture the change of the US$ depends on the rational (offer) capacity and behavior of competitors.

Over the past four years, Management has taken many measures to adapt the size of GOL’s fleet to demand, matching the supply of seats to the level of demand, thus promoting the maintenance of high occupancy rates, reducing costs and adjusting the capital structure, as well as implementing initiatives to restructure its balance sheet.

With the outbreak of the pandemic, which led to an unprecedented economic crisis, Management quickly reorganized the Company’s businesses through the measures detailed in Note 1.1. Management continuously monitors the effects of the crisis and will continue to take measures to strengthen its equity position and strategically manage the market to improve the performance of its operations, in order to ensure the Company's sustainability.

In addition to monitoring sales and operations, due to the scenario of uncertainty, Management also monitors possible measures for rebalancing the net working capital in 2021, which in case it becomes necessary, may include: issue long term indebtedness titles to settle current liabilities; new renegotiations with suppliers and financial institutions; reduction of fleet and orders with Boeing. Such measures, in case adopted, will have the objective of optimizing the capital structure and will be based on a detailed analysis of the economic conjecture and perspectives of that particular moment.

Our financial statements have been prepared on the assumption of the Company as a going concern, which includes the continuity of operations, realization of assets and compliance with liabilities and commitments in the usual course of business, in conformity with the business plan prepared by Management, reviewed and approved by the Board of Directors. Although there is still a substantial uncertainty about how long it will take the airline industry to recover, and that leads to material uncertainty on our ability to continue as a going concern, the financial statements as of December 31, 2020, do not include any adjustment that may result from inability to continue operating.

1.3.	Resumption of flights with Boeing 737 MAX aircraft

On March 11, 2019, due to the second accident with a Boeing 737 MAX 8 aircraft, with safety as GOL’s #1 value, the Company’s Management decided to suspend the operations of its 7 aircraft of this model, before any statement from regulators.

In response to this measure, the Company quickly reconfigured its flight network, and, as a result, worked to rationally supply the required capacity to meet the demand levels through new lease agreements. The aircraft grounding and additional efforts led the Company to incur unplanned costs, related to, but not limited to: interline fares to relocate passengers, accommodation, meals and other passenger expenses, additional fuel consumption, taxes and landing fees, salaries and charges linked to overtime, payment to lease additional aircraft and negative publicity, disrupting the Company's business.

As a result and in recognition of a long-standing partnership, the Company reached and signed an agreement with Boeing. The terms of the agreement are strictly confidential, but have as purpose to provide (a) compensation addressing damages from unplanned additional costs incurred since the aircraft was grounded, to date, and due to the non-delivery of aircraft, as defined in purchase agreements; (b) reduction in the number of firm commitments for 34 aircraft; (c) flexibility to further adjust the number of aircraft; and (d) flexibility to convert existing orders to other models in the MAX family.

During 2020, the Company received R$607,466 in cash and cash equivalents; and R$53,508 in credits, which will be offset against outstanding GLA invoices from Boeing, totaling R$660,974. On the other hand, the amount of R$73,600 was recorded: a write-off of “advances for acquisition of PP&E” in property, plant and equipment, since it is a return of “pre delivery payment”, advance of credits in liabilities of R$292,013, and the other amounts recorded in the statement of operations for the year ended December 31, 2020, which refer to: (i) reimbursement of expenses totaling R$246,938, with: R$53,436 referring to expenses incurred in current year and R$193,503 expenses incurred in previous fiscal years; and (ii) R$48,423 as an exchange rate change.

After being grounded for 20 months, the Boeing 737-MAX aircraft resumed operations with the effective approval of the regulatory bodies – FAA and ANAC – and full recertification process, ensuring the highest levels of reliability and operational safety. GOL was the first company in the world to resume commercial flights with the MAX, reflecting the Company’s full confidence in this aircraft and the certainty that it is one of the safest and most efficient aircraft in the world. The Company has carried out a rigorous series of technical flights that exceeded the requirements imposed by the aviation regulatory agencies and reintegrated the aircraft into its fleet, with the first commercial flight on December 9, 2020.

1.4.	Corporate structure

The corporate structure of the Company and its subsidiaries, on December 31, 2020, is shown below:

The Company’s equity interest in the capital of its subsidiaries, on December 31, 2020, is shown below:

Entity	Date of incorporation	Location	Principal activity	Type of control	% of interest in the capital stock in the capital stock
					2020	2019
GAC	March 23, 2006	Cayman Islands	Aircraft acquisition	Direct	100.00	100.00
Gol Finance Inc.	March 16, 2006	Cayman Islands	Fundraising	Direct	100.00	100.00
Gol Finance	June 21, 2013	Luxembourg	Fundraising	Direct	100.00	100.00
GLA	April 9, 2007	Brazil	Flight transportation	Direct	100.00	100.00
AirFim	November 7, 2003	Brazil	Investment fund	Indirect	100.00	100.00
Smiles Fidelidade	August 1, 2011	Brazil	Loyalty program	Direct	52.60	52.61
Smiles Viagens	August 10, 2017	Brazil	Tourism agency	Indirect	52.60	52.61
Smiles Fidelidade Argentina (a)	November 7, 2018	Argentina	Loyalty program	Indirect	52.60	52.61
Smiles Viagens Argentina (a)	November 20, 2018	Argentina	Tourism agency	Indirect	52.60	52.61
Fundo Sorriso	July 14, 2014	Brazil	Investment fund	Indirect	52.60	52.61
Companies in Shareholding:
SCP Trip	April 27, 2012	Brazil	On-board magazine	-	60.00	60.00

(a)       Companies with functional currency in Argentine pesos (ARS).

The subsidiaries GAC Inc., GOL Finance and GOL Finance Inc., are entities incorporated with the specific purpose of continuing the financial operations and related to the Company's fleet. They do not have an independent management structure and are unable to make independent decisions. Thus, the assets and liabilities of these entities are consolidated in the parent company's financial statements.

The subsidiaries Smiles Fidelidade S.A. and Smiles Viajes Y Turismo S.A., incorporated and controlled by Smiles Fidelidade S.A., both headquartered in Buenos Aires, Argentina, have the purpose to promote operations of the Smiles Program and the sale of airline tickets in that country.

The subsidiary Smiles Fidelidade also controls Smiles Viagens e Turismo S.A. (“Smiles Viagens”), whose main purpose is intermediating travel organization services, by booking or selling airline tickets, accommodation, tourism packages, among others.

The investment funds Airfim and Fundo Sorriso, controlled by GLA and Smiles Fidelidade, respectively, have the characteristic of an exclusive fund and act as an extension of the subsidiaries to carry out operations with derivatives and investments, so that the Company consolidates the assets and liabilities of this fund in its financial statements.

1.5.	Corporate reorganization plan

On March 24, 2021, Smiles Fidelidade and Company's shareholders approved the proposal for the merger of shares involving both companies.

The merger proposal includes the following steps, which will be implemented concurrently and interdependently:

•	incorporation of Smiles Fidelidade shares by GLA, issuing preferred shares and redeemable preferred shares of GLA to the shareholders of Smiles Fidelidade;
•	incorporation of GLA’s shares by the Company, issuing preferred shares and redeemable preferred shares of the Company to GLA’s shareholders; and
•	redemption of GLA’s and the Company's redeemable preferred shares, with cash payment based on the redemption of the Company's redeemable preferred shares to the shareholders of Smiles Fidelidade.

The merger of shares will result in the merger of the two operating subsidiaries of the Company, GLA and Smiles Fidelidade, with the purpose to maximize the value for all shareholders by aligning the interests of both companies, while ensuring the continuity of the airline and the loyalty program, simplify corporate governance, strengthen the capital structure and reduce operating, administrative and financial costs, as well as tax inefficiencies.

Further details about this operation, including the definitions of exchange ratios, protocol and reasoning, and other related documents, were disclosed by Management and are available for reading and consultation at the Company's electronic address.

1.6.	Compliance program

Since 2016, the Company has adopted several measures to strengthen and expand its internal control and compliance programs, among which we can highlight:

•      hiring specialized companies to assess risks and review internal controls regarding fraud and corruption;

•     integrating risk, compliance and internal control functions through the Executive Board of Corporate Risks, Compliance and Internal Controls, reporting directly to the CEO and with independent access to the Board of Directors and the Statutory Audit Committee;

•     monitoring transactions that represent greater risks from the compliance point of view;

•     updating the procurement policy and improving the procedures to supervise the execution of contracted services;

•     evaluating the third-party contracts in accordance with internal compliance policy;

•     reviewing the code of ethics, the conduct manual, and many compliance policies, including massive mandatory training;

•     developing and disclosing the rules of conduct for third parties in relation to GOL;

•     mapping risks and periodically reviewing them, including compliance risks;

•     constant training and communication actions on topics relevant to compliance, including encouraging the use of the ethics channel; and

•     constant support to areas to guide on the compliance with compliance policies.

Management is constantly reinforcing to its employees, customers, and suppliers its commitment to continue improving its internal control and compliance programs.

As previously disclosed in the financial statements for the fiscal year ended December 31, 2017, 2018, and 2019, the Company signed an agreement with the Brazilian Federal Public Ministry in December 2016 (“Agreement”), through which the Company agreed to pay R$12 million in fines and make improvements to its compliance program. In turn, the Federal Public Ministry agreed not to file any lawsuits related to activities under the Agreement. In addition, the Company paid R$4.2 million in fines to the Brazilian tax authorities.

The Company voluntarily informed the U.S. Department of Justice (“DOJ”), the Securities and Exchange Commission (“SEC”) and the Brazilian Securities and Exchange Commission (“CVM”) about the Agreement and the external independent investigation conducted by an independent committee of the Company. The investigation was completed in April 2017 and revealed that immaterial payments were made to politically exposed people. None of the Company’s current employees, representatives or members of the Board of Directors and Management was aware of any illegal purpose behind the transactions identified, or of any illegal benefit for the Company from the transactions under investigation.

The Company reported the conclusions of the investigation to the relevant authorities and will keep them informed of any future developments regarding this issue, as well as monitor the analyses already started by these bodies. These authorities may impose fines and possibly other sanctions to the Company.

There were no further developments on the subject during the fiscal year ended December 31, 2020.